UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2005

ADSTAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15363 (Commission File Number)	22-3666899 (IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292
(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
SIGNATURES

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On April 7, 2005, the Nasdaq Stock Market (“Nasdaq”) notified us that we are not in compliance with the independent director and audit committee requirements for continued for continued inclusion under Nasdaq Marketplace Rules 4350-1(c) and 4350-1(d)(2) (the “Rules”) and requested that we provide to Staff our plan to regain compliance with the Rules, including Marketplace Rules 4350(c)(1) and 4350(d)(2) on or before April 22, 2005. We intend to comply with Nasdaq’s request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: April 12, 2005	By:	/s/ Anthony Fidaleo
Anthony Fidaleo, Chief Financial Officer

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